ELECTION WITH RESPECT TO STOCK TAX WITHHOLDING

          I, an employee of Pepco Holdings, Inc. (the "Company"), in accordance with the Pepco Holdings, Inc. Long-Term Incentive Plan (the "Plan"), __________________________________________________________________, and in compliance with the Securities Exchange Act Rule 16b-3(d), hereby elect that the Company withhold from any Restricted Stock Awards to which I am entitled under the Plan which vest on _______ ___, 20___ that number of shares of Stock equal in value to the Federal, state and local withholding taxes due upon such vesting. Capitalized terms used herein, which are not defined herein, have the meanings given in the Plan.

Date: __________________________	________________________________ Signature
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If you elect to sell shares to cover the Federal Withholding Tax, a rate of 25% will be used unless you indicate a higher rate below:
Sell shares at the maximum Federal Withholding Rate (35%) ____
Sell shares at the Federal Withholding Rate of (greater that 25% but less than 35%) (Please indicate rate of withholding) ____
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I hereby elect not to have the Company withhold any number of shares of Stock equal in value to the Federal, state and local withholding taxes due upon such vesting.
Date: __________________________	________________________________ Signature
________________________________ Print Name
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